Statement of Additional Information Supplement	April 20, 2022

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM ETFS

Effective immediately, the following information replaces similar information found in the "General Description of the Funds" section.

Unlike other actively managed ETFs that publish their portfolio holdings on a daily basis, each fund does not publicly disclose the composition of its portfolio each business day, which may affect the price at which shares of each fund trade in the secondary market. Each fund instead publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of each fund but is not the fund’s actual portfolio. A Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund’s investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by Strategy Components) in which a fund invests (Representative ETFs); and (3) cash and cash equivalents. Each fund also publishes each business day on its website a “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior day’s Tracking Basket compared to the holdings of the fund that formed the basis for the fund’s calculation of NAV at the end of the prior business day. A Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar a Tracking Basket is to a fund’s actual portfolio in percentage terms and help investors evaluate the risk that the performance of a Tracking Basket may deviate from the performance of the portfolio holdings of a fund.

Effective immediately, the following information replaces similar information found in the "Creation Units" section.

A “Business Day” with respect to each fund is any day on which the listing exchange or the NYSE is open for business. As of the date of the prospectus, the listing exchange and the NYSE observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday) (U.S.), Good Friday, Memorial Day, Juneteenth, Independence Day (U.S.), Labor Day (U.S.), Thanksgiving Day (U.S.), and Christmas Day.

Effective immediately, the following information replaces similar information found in the "Determination of Net Asset Value" section.

The fund determines the net asset value per share once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Multi-fund supplement – 04/22